UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

400 South LaSalle Street

Chicago, Illinois 60605

(Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (16 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (16 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (16 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value of $0.01 per share	CBOE	CboeBZX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01. REGULATION FD DISCLOSURE.

The press release of Cboe Global Markets, Inc. (the “Company”), dated December 10, 2019, with respect to the transaction discussed in Item 8.01 below is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information set forth under this Item 7.01, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. OTHER EVENTS.

On December 10, 2019, the Company announced that one of its wholly-owned subsidiaries has entered into a definitive agreement (the “Agreement”) to acquire all of the outstanding shares of stock of European Central Counterparty N.V. (“EuroCCP”), other than the shares of EuroCCP already owned by a subsidiary of the Company (the “Transaction”). The Transaction, which the Company plans to fund with cash on hand, is expected to close in the first half of 2020. The consummation of the Transaction is subject to the satisfaction or waiver of conditions precedent including (i) the receipt of required regulatory clearances and approvals and (ii) the successful implementation of a supporting liquidity facility (the “Facility”) at the EuroCCP clearing entity level.

Under the terms of the Agreement, the Facility is anticipated to be a Euro 1.5 billion committed syndicated credit facility (i) that is available to be drawn by EuroCCP (as borrower) in connection with the default of one or more clearing participants and (ii) under which the fees and interest on borrowings (but not the principal amount of any borrowings) are guaranteed by an affiliate of the purchaser, which is expected to be the Company. The foregoing description of the planned Facility does not purport to be complete and the terms of the Facility are subject to change.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K includes forward-looking statements, including statements about the consummation of the Transaction and the expected timing and terms thereof and the terms of the Facility. These statements are only predictions based on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions. We do not undertake, and expressly disclaim, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. In particular, you should consider the risks and uncertainties described in the Company’s most recent Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q and Current Reports on 8-K filed with the Securities and Exchange Commission.

ITEM 9.01.FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Press Release, dated December 10, 2019

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.
(Registrant)

By:	/s/ Brian N. Schell
Brian N. Schell
Executive Vice President and Chief Financial Officer

Dated: December 10, 2019